Exhibit 99.2

THE BANK OF NEW YORK MELLON CORPORATION

Financial Trends

Notes:

The following transactions/changes have impacted the reporting of our results:

On December 31, 2011, we completed the sale of Shareowner Services. The financial results for Shareowner Services are included in the Investment Services business. In the first quarter of 2011, we realigned our internal reporting structure and business presentation to focus on two principal businesses, Investment Management and Investment Services. Investment Management includes the former Asset Management and Wealth Management businesses. Investment Services includes the former Asset Servicing, Issuer Services and Clearing Services businesses as well as the Cash Management business previously included in the Treasury Services business. The credit-related activities previously included in Treasury Services business, are now included in the Other segment. Accordingly, the income statement has been changed to reflect this realignment. Investment management and performance fees consist of the former asset and wealth management fee revenue and Investment services fees consist of the former securities servicing fees, including asset servicing, issuer services, clearing services, as well as treasury services fee revenue. All prior periods have been reclassified. The reclassifications did not affect the results of operations.

In the first quarter of 2011, we revised the net interest revenue for our businesses to reflect a new approach to transfer pricing domestic deposits. All prior period business results have been restated to reflect this revision. The revision did not impact consolidated results.

On July 1, 2010 and August 2, 2010 we completed the acquisitions of Global Investment Servicing (“GIS”) and BHF Asset Servicing GmbH (“BAS”). The financial results for GIS are included in the Investment Services and Other businesses. The financial results for BAS are included in the Investment Services business.

On January 1, 2010, we adopted SFAS No. 167, “Amendments to FASB Interpretation No. 46 (R).” Certain investment management funds are disclosed separately on our balance sheet and securitizations are included in available-for-sale securities. The income statement separately discloses the operations of consolidated asset management funds and the net income attributable to noncontrolling interests of consolidated investment management funds; previously these were disclosed as investment management and performance fees revenue and investment and other income.

On November 2, 2009, we completed the acquisition of Insight Asset Management (“Insight”) based in London. The financial results for Insight are included in the Investment Management business.

On January 1, 2009, we adopted FAS 160, which resulted in a reclassification of minority interest to equity from other liabilities on the balance sheet and to noncontrolling interest from other expense on the income statement.

The following items have impacted the comparability of our results:

Results for the first quarter of 2010 include a charge related to special litigation reserves.

Investment Securities Portfolio restructuring/Investment Write-downs - Impacted total revenue levels in the full year of 2008 and full year of 2009.

The TARP preferred dividends and related redemption premium impacted the fourth quarter of 2008 and the first and second quarters of 2009.

The FDIC Special Assessment of all depository institutions impacted the second quarter of 2009.

Expense efficiency restructuring charges - Recorded charges in the fourth quarters of 2008 and 2009, third quarter of 2010 and fourth quarter of 2011

All of these items are detailed in the trends that follow.

Summations may not equal due to rounding. As a result of this rounding convention, immaterial differences may exist between the business trends data versus business data on the Form 10-K for the year ended December 31, 2010.

Certain reclassifications have been made to prior periods to place them on a basis comparable with the current periods presentation.

Discontinued Operations Accounting:

The income/(loss) and average assets from discontinued operations accounting have not been allocated to any business.

Average Assets:

In businesses where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference. Consolidated average assets include average assets of discontinued operations.

Return on Common and Tangible Common Equity/Pretax Operating Margin:

Ratios are presented for continuing operations basis only. Quarterly return on common and tangible common equity ratios are annualized.

Non-GAAP Measures:

Certain Non-GAAP measures are included in the following schedules. These measures are used by management to monitor financial performance, both on a company-wide and on a business basis. These Non-GAAP measures impact certain revenue/expense categories, percentages and ratios by the exclusion and/or adjustment of items listed above and described in footnotes. For further information, see ‘Non-GAAP Financial Measures’ and ‘Supplemental Information - Explanation of Non-GAAP Financial Measures’ in The Bank of New York Mellon Corporation Quarterly Earnings Review dated January 18, 2012, furnished as an exhibit to the Report on Form 8-K to which these Financial Trends are furnished as an exhibit.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS - 12 Quarter Trend

	2009				2010				2011
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr (a)	3rd Qtr (b)	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Revenue:
Investment services fees
Asset servicing	$609	$671	$643	$650	$637	$668	$863	$908	$917	$973	$922	$885
Issuer services	364	372	359	368	333	354	364	409	351	365	442	287
Clearing services	253	250	236	223	230	245	252	278	292	292	297	278
Treasury services	125	132	128	134	131	125	139	135	134	134	133	134

Total investment services fees	1,351	1,425	1,366	1,375	1,331	1,392	1,618	1,730	1,694	1,764	1,794	1,584
Investment management and performance fees	622	645	664	746	686	686	696	800	764	779	729	730
Foreign exchange & other trading revenue	307	237	246	246	262	220	146	258	198	222	200	228
Distribution and servicing	101	95	73	57	48	51	56	55	53	49	43	42
Financing-related fees	48	54	56	57	50	48	49	48	43	49	40	38
Investment and other income	(2)	53	205	81	145	145	97	80	81	145	83	146

Total fee revenue	2,427	2,509	2,610	2,562	2,522	2,542	2,662	2,971	2,833	3,008	2,889	2,768
Net Securities gains (losses)	(295)	(256)	(4,833)	15	7	13	6	1	5	48	(2)	(3)

Total fee and other revenue	2,132	2,253	(2,223)	2,577	2,529	2,555	2,668	2,972	2,838	3,056	2,887	2,765
Income of consolidated investment management funds	—	—	—	—	65	65	37	59	110	63	32	(5)
Net interest revenue	775	700	716	724	765	722	718	720	698	731	775	780

Total revenue	2,907	2,953	(1,507)	3,301	3,359	3,342	3,423	3,751	3,646	3,850	3,694	3,540
Provision for credit losses	59	61	147	65	35	20	(22)	(22)	—	—	(22)	23
Noninterest expenses	2,091	2,145	2,158	2,266	2,146	2,219	2,429	2,624	2,578	2,690	2,653	2,583
Special Litigation Reserves	N/A	N/A	N/A	N/A	164	N/A	N/A	N/A	N/A	N/A	N/A	N/A
FDIC special assessment	—	61	—	—	—	—	—	—	—	—	—	—
Amortization of intangible assets	107	108	104	107	97	98	111	115	108	108	106	106
Restructuring charges	10	6	(5)	139	7	(15)	15	21	(6)	(7)	(5)	107
Merger & integration expense	68	59	54	52	26	14	56	43	17	25	17	32

Total noninterest expense	2,276	2,379	2,311	2,564	2,440	2,316	2,611	2,803	2,697	2,816	2,771	2,828
Income/ (loss) from continuing operations before taxes	572	513	(3,965)	672	884	1,006	834	970	949	1,034	945	689
Income taxes	161	12	(1,527)	(41)	258	304	220	265	279	277	281	211

Income/ (loss) from continuing operations	411	501	(2,438)	713	626	702	614	705	670	757	664	478
Income/ (loss) from discontinued operations, net of tax	(41)	(91)	(19)	(119)	(42)	(10)	(3)	(11)	—	—	—	—
Net income attributable to noncontrolling interest (c)	(1)	2	(1)	(1)	(25)	(34)	11	(15)	(45)	(22)	(13)	27
Redemption charge and preferred dividends	(47)	(236)	—	—	—	—	—	—	—	—	—	—

Net income/ (loss) applicable to shareholders of The Bank of New York Mellon Corporation	$322	$176	$(2,458)	$593	$559	$658	$622	$679	$625	$735	$651	$505

EPS from continuing operations	$0.31	$0.23	$(2.04)	$0.59	$0.49	$0.55	$0.51	$0.55	$0.50	$0.59	$0.53	$0.42
EPS from continuing operations - Non-GAAP (d)	$0.56	$0.51	$0.54	$0.55	$0.59	$0.55	$0.55	$0.59	$0.50	$0.60	$0.53	$0.49
Market value of assets under management at period-end (in billions)	$881	$926	$966	$1,115	$1,105	$1,047	$1,141	$1,172	$1,229	$1,274	$1,198	$1,260
Market value of assets under custody and administration at period-end (in trillions)	$19.5	$20.7	$22.1	$22.3	$22.4	$21.8	$24.4	$25.0	$25.5	$26.3	$25.9	$25.8
Market value of securities on loan at period-end (in billions)	$293	$290	$299	$247	$253	$248	$279	$278	$278	$273	$250	$269
Pre-tax operating margin
GAAP-before extraordinary (loss)	20%	17%	N/M	20%	26%	30%	24%	26%	26%	27%	26%	19%
Non-GAAP adjusted (e)	33%	31%	31%	29%	34%	32%	30%	30%	28%	29%	29%	27%
Return on tangible common equity (annualized):
Non-GAAP-before extraordinary (loss)	28.8%	18.4%	N/M	33.0%	25.8%	25.7%	26.3%	27.5%	24.3%	26.3%	22.1%	17.7%
Return on common equity (annualized)
GAAP-before extraordinary (loss)	5.8%	4.0%	N/M	9.8%	8.2%	8.8%	7.8%	8.5%	7.7%	8.8%	7.6%	5.9%
Percent of non-US fee and net interest revenue - GAAP	31%	32%	N/M	36%	34%	35%	36%	38%	36%	37%	39%	34%
Percent of non-US fee and net interest revenue - Non-GAAP (f)	29%	31%	31%	36%	35%	35%	36%	38%	37%	37%	39%	34%

(a)	The second quarter of 2009 contains $134 million of tax benefits related to the final LILO/SILO tax settlement.

(b)	The third quarter of 2009 includes a $4.8 billion pretax charge related to investment securities portfolio restructuring.

(c)	Includes income of ($24) million for the first quarter of 2010, income of ($33) million for the second quarter of 2010, loss of $12 million for the third quarter of 2010, income of ($14) million for the fourth quarter of 2010, income of ($44) million for the first quarter of 2011, income of ($21) million for the second quarter of 2011 and income of ($13) million for the four quarter and income of $28 million for the four quarter of 2011 related to consolidated investment management funds.

(d)	Calculated excluding investment securities losses, TARP redemption premium/dividend, FDIC special assessment, SILO/LILO/tax settlements, M&I expenses, restructuring charges, benefit of tax settlements and tax discrete benefits and 1st quarter 2010 special litigation reserves.

(e)	Calculated excluding investment securities losses, asset-based taxes, FDIC special assessment, M&I expenses, restructuring charges, intangible amortization, 1st quarter 2010 special litigation reserves, 1st, 2nd, 3rd and 4th quarters 2010 and 2011 noncontrolling interests of consolidated investment management funds.

(f)	Calculated excluding net securities gains (losses) and including noncontrolling interest related to consolidated asset management funds.

Note:	See pages 3 through 6 for additional details of revenue/expense items impacting continuing operations.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS - 12 Quarter Trend

FEE AND OTHER REVENUE

	2009				2010				2011
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr (a)	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Investment services fees
Asset servicing	$519	$574	$600	$621	$608	$622	$826	$870	$880	$911	$881	$842
Securities lending	90	97	43	29	29	46	37	38	37	62	41	43
Issuer services	364	372	359	368	333	354	364	409	351	365	442	287
Clearing services	253	250	236	223	230	245	252	278	292	292	297	278
Treasury services	125	132	128	134	131	125	139	135	134	134	133	134

Total investment services fees	1,351	1,425	1,366	1,375	1,331	1,392	1,618	1,730	1,694	1,764	1,794	1,584
Investment management and performance fees	622	645	664	746	686	686	696	800	764	779	729	730
Foreign exchange & other trading revenue	307	237	246	246	262	220	146	258	198	222	200	228
Distribution and servicing	101	95	73	57	48	51	56	55	53	49	43	42
Financing-related fees	48	54	56	57	50	48	49	48	43	49	40	38
Investment and other income	(2)	53	205	81	145	145	97	80	81	145	83	146

Total fee revenue	2,427	2,509	2,610	2,562	2,522	2,542	2,662	2,971	2,833	3,008	2,889	2,768
Income of consolidated asset management funds, net of noncontrolling interest	—	—	—	—	41	32	49	45	66	42	19	23

Total fee revenue - Non-GAAP (b)	2,427	2,509	2,610	2,562	2,563	2,574	2,711	3,016	2,899	3,050	2,908	2,791
Net securities gains (losses)	(295)	(256)	(4,833)	15	7	13	6	1	5	48	(2)	(3)
Total fee and other revenue - Non-GAAP	2,132	2,253	(2,223)	2,577	2,570	2,587	2,717	3,017	2,904	3,098	2,906	2,788

Fee and other revenue as a percentage of total revenue - Non-GAAP (c)	76%	78%	78%	78%	75%	76%	78%	79%	78%	79%	78%	78%

Market value of assets under management at period-end (in billions)	$881	$926	$966	$1,115	$1,105	$1,047	$1,141	$1,172	$1,229	$1,274	$1,198	$1,260

Market value of assets under custody and administration at period-end (in trillions)	$19.5	$20.7	$22.1	$22.3	$22.4	$21.8	$24.4	$25.0	$25.5	$26.3	$25.9	$25.8

Market value of securities on loan at period-end (in billions)	$293	$290	$299	$247	$253	$248	$279	$278	$278	$273	$250	$269

S&P 500 Index - period-end	798	919	1057	1115	1169	1031	1141	1258	1326	1321	1131	1258

S&P 500 Index - daily average	809	891	995	1088	1123	1135	1095	1204	1302	1318	1227	1224

(a)	The third quarter of 2009 includes a $4.8 billion charge related to investment securities portfolio restructuring.

(b)	On July 1, 2010 and August 2, 2010 the GIS and BAS acquisitions were completed.

(c)	Excludes net securities gains/(losses).

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS

Average Balances and Interest Rates

	Quarter Ended
	March 31, 2009		June 30, 2009		September 30, 2009		December 31, 2009		March 31, 2010		June 30, 2010
(dollar amounts in millions)	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates
Assets
Interest-earning assets:
Interest-bearing deposits with banks (primarily foreign)	$56,487	1.65%	$56,917	1.22%	$54,343	1.04%	$55,467	1.07%	$55,800	0.94%	$50,741	0.89%
Interest-bearing deposits with Federal Reserve bank	23,192	0.37	6,338	0.01	6,976	0.72	11,430	0.32	12,129	0.33	18,280	0.34
Other Short Term Investment (FRB)	1,286	—	—	—	—	—	—	—	—	—	—	—
Federal funds sold and securities under resale agreements	2,310	0.81	2,899	1.29	3,443	1.19	4,276	0.65	3,859	0.71	4,652	0.66
Margin loans	4,219	1.63	4,134	1.62	4,335	1.55	4,665	1.55	5,241	1.49	5,786	1.49
Non-margin loans:
Domestic offices	21,613	2.89	20,723	3.18	19,398	3.22	20,197	2.88	19,495	3.12	20,735	2.89
Foreign offices	13,123	2.56	12,170	2.21	10,803	1.99	10,377	1.75	9,478	1.62	10,143	1.53

Total non-margin loans	34,736	2.75	32,893	2.82	30,201	2.78	30,574	2.50	28,973	2.63	30,878	2.45
Securities
U.S. government obligations	787	2.50	1,679	1.67	4,605	1.45	5,729	1.44	6,600	1.40	6,162	1.46
U.S. government agency obligations	12,063	3.74	14,748	3.74	17,635	3.78	19,530	3.59	19,429	3.58	19,629	3.48
Obligations of states and political subdivisions	767	6.71	710	7.01	639	7.03	607	6.88	670	6.37	638	6.56
Other securities	29,848	4.46	34,765	2.85	31,010	3.05	29,707	3.49	28,653	4.20	27,601	4.14
Trading securities	1,728	2.81	2,179	2.50	1,973	2.30	2,090	2.53	2,075	2.49	2,752	2.62

Total securities	45,193	4.20	54,081	3.11	55,862	3.17	57,663	3.32	57,427	3.63	56,782	3.58

Total interest-earning assets	167,423	2.35	157,262	2.17	155,159	2.15	164,075	2.08	163,429	2.15	167,119	2.04
Allowance for credit losses	(378)		(426)		(425)		(448)		(502)		(517)
Cash and due from banks	4,824		3,412		3,238		3,104		3,514		3,673
Other assets	45,880		45,975		45,730		45,481		45,346		46,266
Discontinued Operations	2,370		2,310		2,085		1,993		898		260
Total Asset Consol VIE FAS 167	—		—		—		—		12,730		12,040
Total Assets	$220,119		$208,533		$205,787		$214,205		$225,415		$228,841
Liabilities and total equity
Interest-bearing liabilities:
Money market rate accounts	$2,058	0.25%	$2,388	0.42%	$2,569	0.38%	$3,384	0.65%	$3,164	0.43%	$3,892	0.48%
Savings	1,165	0.61	1,070	0.44	1,115	0.32	1,196	(0.61)	1,372	0.27	1,389	0.27
Certificates of deposit of $100,000 & over	1,478	1.11	942	1.00	847	0.62	589	0.32	648	0.25	332	0.16
Other time deposits	22,080	0.21	20,839	0.15	19,306	0.14	21,550	0.14	23,801	0.09	26,289	0.08
Foreign offices	75,202	0.32	73,657	0.14	69,795	0.08	71,685	0.08	72,049	0.10	68,061	0.10

Total interest-bearing deposits	101,983	0.31	98,896	0.16	93,632	0.11	98,404	0.11	101,034	0.11	99,963	0.11
Federal funds purchased and securities under repurchase agreements	1,839	0.09	2,485	(0.46)	3,075	0.20	3,362	0.14	3,697	0.07	4,441	0.19
Trading Liabilities	961	1.10	1,125	1.45	1,428	2.07	1,608	2.09	1,178	2.91	1,668	2.69
Other borrowed funds	2,824	1.73	1,632	0.75	860	0.52	1,011	1.48	1,627	1.29	2,555	1.69
Borrowings from FRB Related to ABCP	1,269	—	—	—	—	—	—	—	—	—	—	—
Payables to customers and broker-dealers	3,797	0.20	4,901	0.13	5,845	0.10	6,476	0.07	6,372	0.08	6,596	0.09
Long-term debt	15,493	2.68	16,793	2.34	17,393	1.75	17,863	1.89	16,808	1.50	16,462	1.75

Total interest-bearing liabilities	128,166	0.64	125,832	0.46	122,233	0.37	128,724	0.39	130,716	0.33	131,685	0.37
Total noninterest-bearing deposits	43,085		32,874		34,937		34,991		33,330		34,628
Other liabilities	18,485		18,552		18,359		19,644		18,420		20,042
Discontinued Operations	2,370		2,310		2,085		1,993		898		260
VIE Liabilities & Obligations FAS 167	—		—		—		—		11,540		11,046
Total Shareholders’ Equity	27,978		28,934		28,144		28,843		29,715		30,462
Noncontrolling interest	35		31		29		10		796		718
Total liabilities and shareholders’ equity	$220,119		$208,533		$205,787		$214,205		$225,415		$228,841
Net interest margin - Taxable equivalent basis		1.86%		1.80%		1.86%		1.77%		1.89%		1.74%
Net interest margin excluding the SILO/LILO charge - Non-GAAP

Note:	Interest and average rates were calculated on a taxable equivalent basis, at tax rates of approximately 35%, using dollar amounts in thousands and the actual number of days in the year. In the second quarter of 2011, certain money market rate accounts were reclassified to other time deposits. All prior periods have been restated.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS

Average Balances and Interest Rates (continued)

	Quarter Ended
	September 30, 2010		December 31, 2010		March 31, 2011		June 30, 2011		September 30, 2011		December 31, 2011
(dollar amounts in millions)	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates
Assets
Interest-earning assets:
Interest-bearing deposits with banks (primarily foreign)	$60,431	0.83%	$59,660	0.81%	$57,637	0.90%	$59,291	0.98%	$60,412	1.00%	$43,628	1.08%
Interest-bearing deposits with Federal Reserve bank	9,813	0.40	16,787	0.32	20,373	0.32	34,078	0.32	61,115	0.31	72,126	0.32
Other Short Term Investment (FRB)	-	-	-	-	-	-	-		-	-	-	-
Federal funds sold and securities under resale agreements	4,559	0.46	5,553	3.15	4,514	0.50	4,577	0.46	4,865	0.71	5,271	0.64
Margin loans	6,269	1.47	6,289	1.55	7,484	1.48	9,508	1.34	9,379	1.34	11,886	1.26
Non-margin loans:
Domestic offices	21,072	2.74	21,754	2.55	21,856	2.57	21,093	2.54	21,583	2.43	21,794	2.37
Foreign offices	9,428	1.61	9,486	1.53	9,226	1.44	9,727	1.53	9,527	1.52	10,556	1.54

Total non-margin loans	30,500	2.39	31,240	2.24	31,082	2.22	30,820	2.23	31,110	2.15	32,350	2.10
Securities
U.S. government obligations	7,229	1.63	11,390	1.51	12,849	1.61	14,337	1.63	14,079	1.57	18,693	1.45
U.S. government agency obligations	20,074	3.29	21,406	2.95	20,221	2.98	20,466	3.09	20,998	2.93	25,006	2.58
Obligations of states and political subdivisions	615	6.43	587	6.53	557	6.37	934	5.32	1,611	4.13	2,452	3.47
Other securities	30,075	3.86	31,987	3.55	31,770	3.43	33,045	3.25	34,175	3.30	33,830	3.19
Trading securities	3,194	2.57	2,698	3.02	3,698	2.44	2,877	2.44	2,509	2.62	2,490	2.94

Total securities	61,187	3.36	68,068	3.02	69,095	2.93	71,659	2.87	73,372	2.86	82,471	2.60

Total interest-earning assets	172,759	1.99	187,597	1.90	190,185	1.80	209,933	1.70	240,253	1.55	247,732	1.50
Allowance for credit losses	(538)		(530)		(494)		(463)		(437)		(384)
Cash and due from banks	3,903		4,224		4,088		4,325		5,204		4,687
Other assets	50,007		50,220		49,577		50,459		53,305		52,200
Discontinued Operations	247		223		—		—		—		—
Total Asset Consol VIE FAS 167	13,947		14,675		14,342		14,226		13,138		11,839
Total Assets	$240,325		$256,409		$257,698		$278,480		$311,463		$316,074
Liabilities and total equity
Interest-bearing liabilities:
Money market rate accounts	$4,466	0.52%	$6,296	0.40%	$5,417	0.38%	$4,029	0.41%	$4,532	0.35%	$4,666	0.27
Savings	1,389	0.26	1,433	0.22	1,600	0.16	1,646	0.16	1,692	0.15	1,163	0.19
Certificates of deposit of $100,000 & over	214	0.11	285	0.08	296	0.06	369	0.05	394	0.05	396	0.05
Other time deposits	27,440	0.07	29,002	0.07	31,823	0.09	34,484	0.08	35,597	0.07	35,624	0.07
Foreign offices	70,524	0.13	74,760	0.14	77,379	0.19	85,430	0.26	83,580	0.26	88,494	0.22

Total interest-bearing deposits	104,033	0.13	111,776	0.14	116,515	0.17	125,958	0.22	125,795	0.21	130,343	0.18
Federal funds purchased and securities under repurchase agreements	5,984	0.09	7,256	2.13	5,172	0.07	10,894	0.06	10,164	0.03	8,008	(0.07)
Trading Liabilities	1,961	2.51	1,704	2.06	2,764	1.86	1,524	2.35	1,911	1.25	1,225	1.62
Other borrowed funds	2,068	0.85	1,999	0.80	1,821	1.61	1,877	0.99	2,256	0.77	2,159	0.93
Borrowings from FRB Related to ABCP	—	—	—	—	—	—	—	—	—	—	—	—
Payables to customers and broker-dealers	6,910	0.08	5,878	0.11	6,701	0.10	6,843	0.09	7,692	0.10	8,023	0.08
Long-term debt	16,798	2.04	16,624	1.87	17,014	1.87	17,380	1.63	18,256	1.60	19,546	1.55

Total interest-bearing liabilities	137,754	0.41	145,237	0.47	149,987	0.40	164,476	0.38	166,074	0.37	169,304	0.34
Total noninterest-bearing deposits	33,198		39,625		38,616		43,038		73,389		76,309
Other liabilities	23,770		24,740		22,350		23,694		25,462		25,432
Discontinued Operations	247		223		—		—		—		—
VIE Liabilities & Obligations FAS 167	12,778		13,481		13,114		12,966		11,728		10,516
Total Shareholders’ Equity	31,868		32,379		32,827		33,464		34,008		33,761
Noncontrolling interest	710		724		804		842		802		752
Total liabilities and total equity	$240,325		$256,409		$257,698		$278,480		$311,463		$316,074
Net interest margin - Taxable equivalent basis		1.67%		1.54%		1.49%		1.41%		1.30%		1.27%
Net interest margin excluding the SILO/LILO charge - Non-GAAP

Note:	Interest and average rates were calculated on a taxable equivalent basis, at tax rates of approximately 35%, using dollar amounts in thousands and the actual number of days in the year. In the second quarter of 2011, certain money market rate accounts were reclassified to other time deposits. All prior periods have been restated.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS - 12 Quarter Trend

NONINTEREST EXPENSE

	2009				2010				2011
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Staff:
Compensation	$732	$740	$747	$766	$753	$763	$850	$871	$876	$903	$903	$885
Incentives	247	241	242	266	284	272	289	348	325	328	328	281
Employee benefits	190	172	168	189	183	199	205	198	223	232	226	216

Total staff	1,169	1,153	1,157	1,221	1,220	1,234	1,344	1,417	1,424	1,463	1,457	1,382
Professional, legal and other purchased services	237	237	265	278	241	256	282	320	283	301	311	322
Software and equipment	158	169	171	178	169	162	187	207	206	203	193	213
Net occupancy	139	142	142	141	137	143	150	158	153	161	151	159
Distribution and servicing	103	102	97	91	89	90	94	104	111	109	100	96
Sub-custodian	39	60	49	55	52	65	60	70	68	88	80	62
Business development	44	49	45	76	52	68	63	88	56	73	57	75
Other	202	233	232	226	186	201	249	260	277	292	304	274

Subtotal (a)	$2,091	$2,145	$2,158	$2,266	$2,146	$2,219	$2,429	$2,624	$2,578	$2,690	$2,653	$2,583
Special Litigation Reserves	N/A	N/A	N/A	N/A	164	N/A	N/A	N/A	N/A	N/A	N/A	—
FDIC special assessment	—	61	—	—	—	—	—	—	—	—	—	—
Amortization of intangible assets	107	108	104	107	97	98	111	115	108	108	106	106
Restructuring charges	10	6	(5)	139	7	(15)	15	21	(6)	(7)	(5)	107
Merger & integration expense	68	59	54	52	26	14	56	43	17	25	17	32

Total noninterest expense	$2,276	$2,379	$2,311	$2,564	$2,440	$2,316	$2,611	$2,803	$2,697	$2,816	$2,771	$2,828
Employees at period-end (b)	41,700	41,800	42,000	42,200	42,300	42,700	47,700	48,000	48,400	48,900	49,600	48,700

(a)	On July 1, 2010 and August 2, 2010 the GIS and BAS acquisitions were completed.

(b)	Represents full time employees.

THE BANK OF NEW YORK MELLON CORPORATION

ASSETS UNDER MANAGEMENT/ CUSTODY AND ADMINISTRATION / SECURITIES LENDING - 12 Quarter Trend

	2009				2010				2011
(dollar amounts in billions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Market value of assets under management at period-end (in billions)
Institutional	$394	$425	$461	$611	$620	$595	$639	$639	$701	$733	$719	$757
Mutual Funds	413	421	421	416	396	370	418	454	451	462	406	427
Private Client	74	80	84	88	89	82	84	79	77	79	73	76

Total market value of assets under management (a)	881	926	966	1,115	1,105	1,047	1,141	1,172	1,229	1,274	1,198	1,260
Composition of assets under management at period-end
Equity	29%	30%	32%	30%	31%	30%	31%	32%	34%	34%	30%	31%
Money Market	44%	43%	39%	32%	30%	30%	29%	29%	27%	26%	27%	26%
Fixed Income	17%	17%	18%	27%	28%	30%	30%	29%	30%	31%	35%	35%
Alternative investments and overlay	10%	10%	11%	11%	11%	10%	10%	10%	9%	9%	8%	8%

Total	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
Market value of assets under custody and administration at period-end (in trillions)	$19.5	$20.7	$22.1	$22.3	$22.4	$21.8	$24.4	$25.0	$25.5	$26.3	$25.9	$25.8
Market value of securities on loan at period-end (b)	$293	$290	$299	$247	$253	$248	$279	$278	$278	$273	$250	$269
Market Indices
S&P 500 Index (c)	798	919	1057	1115	1169	1031	1141	1258	1326	1321	1131	1258
S&P 500 Index-daily average	809	891	995	1088	1123	1135	1095	1204	1302	1318	1227	1224
FTSE 100 Index (c)	3926	4249	5134	5413	5680	4917	5549	5900	5909	5946	5128	5572
FTSE 100 Index-daily average	4040	4258	4708	5235	5431	5361	5312	5760	5945	5906	5470	5424
Barclays Capital Aggregate Bond Index (c)	262	280	304	301	300	299	329	323	328	341	346	347
MSCI Emerging Markets (EM) IMI Index (c)	554	750	902	981	1004	914	1074	1151	1164	1140	874	904
NYSE & NASDAQ Share Volume (in billions)	297	303	270	243	246	299	233	219	225	213	250	206

(a)	Excludes securities lending cash management assets

(b)	Represents the securities on loan managed by the Investment Services business

(c)	Period end

THE BANK OF NEW YORK MELLON CORPORATION

ASSETS UNDER MANAGEMENT NET FLOWS -12 Quarter Trend

	2009				2010				2011
(dollar amounts in billions )	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Market value of assets under management at beginning of period	$928	$881	$926	$966	$1,115	$1,105	$1,047	$1,141	$1,172	$1,229	$1,274	$1,198
Net Flows
Long-term	(1)	(17)	(2)	14	16	12	11	9	31	32	4	16
Money market	(11)	(2)	(14)	(22)	(25)	(17)	18	6	(5)	(1)	(15)	7

Total net inflows	(12)	(19)	(16)	(8)	(9)	(5)	29	15	26	31	(11)	23
Net Market and currency impact/other	(35)	64	56	10	(1)	(53)	65	16	31	14	(65)	39
Acquisitions	—	—	—	147 (a)	—	—	—	—	—	—	—	—

Market value of assets under management at end of period (b)	$881	$926	$966	$1,115	$1,105	$1,047	$1,141	$1,172	$1,229	$1,274	$1,198	$1,260

(a)	Represents acquisitions of Insight ($139 billion) and 20% interest in Siguler Guff ($8 billion).

(b)	Excludes securities lending cash management assets

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESSES

INVESTMENT MANAGEMENT - 12 Quarter Trend

	2009				2010				2011
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr (a)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Revenue:
Investment management:
Mutual funds	267	271	283	277	249	254	270	293	283	290	263	237
Institutional clients	198	191	216	242	280	279	282	300	319	319	311	299
Wealth management fees	139	146	153	158	159	153	154	157	164	163	157	154
Performance fees	7	26	1	59	13	19	16	75	17	18	11	47

Total investment management revenue	611	634	653	736	701	705	722	825	783	790	742	737
Distribution and servicing	81	79	64	55	47	49	53	52	51	48	41	41
Other fee revenue (b)	(76)	(47)	12	23	27	13	18	22	36	27	(23)	(9)

Total fee and other revenue	616	666	729	814	775	767	793	899	870	865	760	769
Net interest revenue	72	62	58	50	52	53	50	50	53	47	51	55

Total revenue	688	728	787	864	827	820	843	949	923	912	811	824
Provision for credit losses	—	—	—	1	—	1	—	2	—	1	—	—
Noninterest expenses (ex. intangible amortization)	524	551	573	587	569	596	624	667	630	643	625	634

Income before taxes (ex. intangible amortization)	164	177	214	276	258	223	219	280	293	268	186	190
Amortization of intangible assets	67	66	64	67	58	59	59	61	55	53	53	53

Income before taxes	97	111	150	209	200	164	160	219	238	215	133	137

Average assets	$22,274	$21,536	$21,546	$22,009	$33,805	$33,944	$36,197	$37,648	$37,318	$36,742	$36,950	$37,165

Market value of assets under management at period-end (in billions) (c)	$881	$926	$966	$1,115	$1,105	$1,047	$1,141	$1,172	$1,229	$1,274	$1,198	$1,260

Pre-tax operating margin
GAAP	14%	15%	19%	24%	24%	20%	19%	23%	26%	24%	16%	17%
Non-GAAP (ex. intangible amortization and net distribution and servicing expense) (d)	28%	28%	31%	36%	35%	31%	29%	33%	36%	33%	26%	26%

(a)	Insight Investment Management acquisition closed November 2, 2009.

(b)	Other revenue includes asset servicing, clearing services and treasury services revenue.

(c)	Excludes securities lending cash management assets.

(d)	Distribution and servicing expense totaled for 2009 totaled $103 million, $102 million, $96 million, and $92 million, respectively; for 2010 totaled $88 million, $90 million, $94 million, and $104 million, respectively; and for 2011 totaled $110 million, $108 million, $99 million and $95 million, respectively.

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESSES

INVESTMENT SERVICES - 12 Quarter Trend

	2009				2010				2011
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Revenue:
Investment services fees
Asset servicing fees—ex. securities lending	506	557	581	595	583	597	812	855	864	891	862	823
Securities lending revenue	79	86	32	25	24	30	26	27	27	52	32	35
Issuer services	364	373	359	367	333	354	364	409	351	365	442	288
Clearing services	249	248	232	219	227	240	250	276	290	290	294	275
Treasury services	124	130	128	133	130	124	138	134	133	134	132	133

Total investment services fees	1,322	1,394	1,332	1,339	1,297	1,345	1,590	1,701	1,665	1,732	1,762	1,554
Foreign Exchange and other trading revenue	289	287	242	241	221	249	185	227	208	202	235	195
Other fee revenue (a),(b)	120	124	115	82	72	120	90	82	77	84	72	171

Total fee and other revenue (a)	1,731	1,805	1,689	1,662	1,590	1,714	1,865	2,010	1,950	2,018	2,069	1,920
Net interest revenue	643	595	559	552	653	608	589	598	639	668	679	649

Total revenue (c)	2,374	2,400	2,248	2,214	2,243	2,322	2,454	2,608	2,589	2,686	2,748	2,569
Provision for credit losses	—	—	—	—	—	—	—	—	—	—	—	—
Noninterest expenses (ex. intangible amortization) (c)	1,409	1,418	1,423	1,490	1,420	1,522	1,631	1,760	1,763	1,837	1,901	1,765

Income before taxes (ex. intangible amortization)	965	982	825	724	823	800	823	848	826	849	847	804
Amortization of intangible assets	40	43	39	39	38	39	52	53	53	54	52	53

Income before taxes	925	939	786	685	785	761	771	795	773	795	795	751

Average loans	$15,193	$13,639	$12,449	$13,766	$14,273	$17,053	$17,941	$19,053	$20,554	$22,891	$22,879	$26,804
Average assets	$158,431	$146,804	$145,072	$153,815	$154,226	$154,644	$160,597	$176,719	$178,752	$193,498	$224,131	$231,341
Average deposits	$127,670	$118,035	$115,409	$120,991	$122,910	$122,276	$124,972	$137,964	$141,115	$154,771	$184,181	$190,349
Pre-tax operating margin
GAAP	39%	39%	35%	31%	35%	33%	31%	30%	30%	30%	29%	29%
Non-GAAP adjusted (excluding intangible amortization)	41%	41%	37%	33%	37%	34%	34%	33%	32%	32%	31%	31%

Market value of assets under custody and administration at period-end (in trillions)	$19.5	$20.7	$22.1	$22.3	$22.4	$21.8	$24.4	$25.0	$25.5	$26.3	$25.9	$25.8

Market value of securities on loan at period-end (in billions) (d)	$293	$290	$299	$247	$253	$248	$279	$278	$278	$273	$250	$269

(a)	Total fee and other revenue includes investment management fees and distribution and servicing revenue.

(b)	The fourth quarter of 2011 includes a pre-tax gain of $98 million from the sale of Shareowner Services

(c)	On July 1, 2010 and August 2, 2010 the GIS and BAS acquisitions were completed.

(d)	Represents the securities on loan managed by the Investment Services business.

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESSES

OTHER - 12 Quarter Trend

	2009				2010				2011
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Revenue:
Fee and other revenue (a)	(215)	(218)	(4,641)	101	205	106	59	108	84	215	77	99
Net interest revenue	60	43	99	122	60	61	79	72	6	16	45	76

Total revenue	(155)	(175)	(4,542)	223	265	167	138	180	90	231	122	175
Provision for credit losses	59	61	147	64	35	19	(22)	(24)	—	(1)	(22)	23
Noninterest expenses (ex. FDIC special assessment, special litigation reserves, intangible amortization, M&I expenses and restructuring charges)	158	176	162	189	157	101	174	197	185	210	127	184

Income before taxes (ex. FDIC special assessment, special litigation reserves, intangible amortization, M&I expenses and restructuring charges)	(372)	(412)	(4,851)	(30)	73	47	(14)	7	(95)	22	17	(32)
Amortization of intangible assets	—	(1)	1	1	1	—	—	1	—	1	1	—
Special Litigation Reserves	N/A	N/A	N/A	N/A	164	N/A	N/A	N/A	N/A	N/A	N/A	N/A
FDIC special assessment	—	61	—	—	—	—	—	—	—	—	—	—
Restructuring charges	10	6	(5)	139	7	(15)	15	21	(6)	(7)	(5)	107
Merger & integration expenses	68	59	54	52	26	14	56	43	17	25	17	32

Income before taxes and extraordinary (loss)	(450)	(537)	(4,901)	(222)	(125)	48	(85)	(58)	(106)	3	4	(171)
Average loans	$18,377	$17,707	$16,076	$15,282	$13,639	$13,261	$12,308	$11,808	$11,187	$10,553	$10,652	$10,223
Average assets	$37,048	$37,886	$37,091	$36,388	$36,486	$39,993	$43,284	$41,819	$41,628	$48,240	$50,382	$47,568
Average deposits	$10,290	$7,076	$6,528	$5,572	$4,129	$4,297	$3,804	$4,297	$4,744	$5,229	$4,611	$4,542

(a)	Total fee and other revenue includes investment write-downs of $316 million, $209 million and $4.8 billion in the first, second and third quarters of 2009.

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESSES

	Investment Management			Investment Services			Other			Consolidated Results
(dollar amounts in millions unless otherwise noted)	2011	2010	2009	2011	2010	2009	2011	2010	2009	2011 (b)	2010 (b)	2009
Revenue:
Investment services fees
Asset servicing	112	122	113	3,586	2,954	2,461	(1)	—	(1)	3,697	3,076	2,573
Issuer services	—	—	—	1,446	1,460	1,463	(1)	—	—	1,445	1,460	1,463
Clearing services	10	12	12	1,149	993	948	—	—	2	1,159	1,005	962
Treasury services	2	3	3	532	526	515	1	1	1	535	530	519

Total investment services fees	124	137	128	6,713	5,933	5,387	(1)	1	2	6,836	6,071	5,517
Investment management fees	2,959	2,830	2,541	53	36	30	3	4	13	3,015	2,870	2,584
Performance fees	93	123	93	1	—	—	—	—	—	94	123	93
Foreign exchange and other trading revenue	7	26	28	840	882	1,059	1	(22)	(51)	848	886	1,036
Distribution and servicing	181	201	279	6	8	54	—	1	(7)	187	210	326
Financing-related fees	6	7	10	52	52	49	112	136	156	170	195	215
Investment and other income	(107)	(102)	(178)	292	268	308	313	343	207	498	509	337

Total fee revenue	3,263	3,222	2,901	7,957	7,179	6,887	428	463	320	11,648	10,864	10,108
Net Securities gains (losses)	1	12	(76)	—	—	—	47	15	(5,293)	48	27	(5,369)

Total fee and other revenue	3,264	3,234	2,825	7,957	7,179	6,887	475	478	(4,973)	11,696	10,891	4,739
Net interest revenue (expense)	206	205	242	2,635	2,448	2,349	143	272	324	2,984	2,925	2,915

Total revenue	3,470	3,439	3,067	10,592	9,627	9,236	618	750	(4,649)	14,680	13,816	7,654
Provision for credit losses	1	3	1	—	—	—	—	8	331	1	11	332
Noninterest expenses (ex. M&I expenses and intangible amortization)	2,532	2,456	2,235	7,266	6,333	5,740	795	821	896	10,593	9,610	8,871

Income before taxes and extraordinary (loss) (ex. M&I expenses and intangible amortization)	937	980	831	3,326	3,294	3,496	(177)	(79)	(5,876)	4,086	4,195	(1,549)
Amortization of intangible assets	214	237	264	212	182	161	2	2	1	428	421	426
Merger & integration expense	—	—	—	—	—	—	91	139	233	91	139	233

Income before taxes, noncontrolling interest and extraordinary (loss)	723	743	567	3,114	3,112	3,335	(270)	(220)	(6,110)	3,567	3,635	(2,208)

Average loans	$6,970	$6,461	$5,821	$23,298	$17,096	$13,754	$10,651	$12,748	$16,849	$40,919	$36,305	$36,424
Average assets	$37,043	$35,411	$21,840	$207,454	$161,605	$151,001	$46,648	$40,420	$37,098	$291,145	$237,436	$209,939
Average deposits	$10,113	$8,240	$6,788	$168,115	$127,066	$120,494	$4,451	$4,132	$7,370	$182,679	$139,438	$134,652

Market value of assets under management at period-end (in billions)	$1,260	$1,172	$1,115	$—	$—	$—	$—	$—	$—	$1,260	$1,172	$1,115

Market value of assets under custody and administration at period-end (in trillions)	$—	$—	$—	$25.8	$25.0	$22.3	$—	$—	$—	$25.8	$25.0	$22.3

Market value of securities on loan at period-end (in billions)	$—	$—	$—	$269	$278	$247	$—	$—	$—	$269	$278	$247

Pre-tax operating margin—GAAP	21%	22%	18%	29%	32%	36%	n/m	n/m	n/m	24%	26%	n/m
Pre-tax operating margin (ex. intangible amortization)—Non-GAAP	27%	28%	27%	31%	34%	38%	n/m	n/m	n/m	27%	29%	n/m
Pre-tax operating margin—Non-GAAP (a)	27%	29%	30%	31%	34%	42%	n/m	n/m	n/m	28%	32%	31%

Memo:
Securities Lending Revenue										183	150	259

(a)	Excludes M&I expenses, tax settlements, support agreement charges, restructuring charges, special litigation, investment write-downs and intangible amortization expense.

(b)	Total fee and other revenue and income before taxes for the year 2010 and 2011 includes income from consolidated investment management funds of $226 million and $200 million, respectively, net of income attributable to noncontrolling interests of $59 million and $50 million, respectively. The net of these income statement line items of $167 million and $150 million, respectively, are included above in fee and other revenue.

n/m - not meaningful

Note: See pages 9-11 for details of revenue/expense items impacting respective business results.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS - 12 Quarter Trend

NONPERFORMING ASSETS

	2009				2010				2011
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Loans:
Other residential mortgages	$143	$163	$183	$190	$204	$229	$238	$244	$245	$236	$228	$203
Wealth Management	6	63	58	58	58	62	66	59	56	31	32	32
Commercial real estate	197	63	63	61	50	49	39	44	36	28	28	40
Commercial	34	43	71	65	40	40	35	34	32	31	21	21
Foreign	2	1	—	—	7	7	—	7	7	13	13	10
Financial Institutions	30	39	180	172	95	13	16	5	4	4	12	23

Total nonperforming loans	412	372	555	546	454	400	394	393	380	343	334	329
Other assets owned	9	6	5	4	5	6	7	6	6	8	10	12
Total nonperforming assets (a)	$421	$378	$560	$550	$459	$406	$401	$399	$386	$351	$344	$341

Nonperforming assets ratio	1.01%	0.99%	1.54%	1.50%	1.35%	1.09%	1.06%	1.06%	0.96%	0.83%	0.76%	0.78%
Allowance for loan losses/nonperforming loans	114.1	116.7	82.2	92.1	114.5	135.5	135.5	126.7	122.9	128.6	117.4	119.8
Allowance for loan losses/nonperforming assets	111.6	114.8	81.4	91.5	113.3	133.5	133.2	124.8	121.0	125.6	114.0	115.5
Total allowance for credit losses/nonperforming loans	135.7	141.4	107.4	115.0	140.5	161.3	154.3	145.3	145.8	156.0	149.1	151.1
Total allowance for credit losses/nonperforming assets	132.8	139.2	106.4	114.2	139.0	158.9	151.6	143.1	143.5	152.4	144.8	145.7

(a)	Loans of consolidated investment management funds are not part of BNY Mellon’s loan portfolio. Included in these loans are nonperforming loans for the 1st, 2nd , 3rd and 4th quarters of 2010 of $150 million, $131 million, $231 million and $218 million, respectively, and for 1st, 2nd, 3rd and 4th quarters of 2011 of $239 million, $216 million, $265 million, and $101 million, respectively. These loans are recorded at fair value and therefore do not impact the provision for credit losses and allowance for loan losses, and accordingly are excluded from the nonperforming assets table above.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS—12 Quarter Trend

ALLOWANCE FOR CREDIT LOSSES, PROVISION AND NET CHARGE-OFFS

	2009				2010				2011
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Allowance for credit losses:
Allowance for credit losses	$415	$470	$434	$456	$503	$520	$542	$534	$498	$467	$441	$392
Allowance for unfunded commitments	114	89	92	140	125	118	103	74	73	87	94	106

Allowance for credit losses—beginning of period	529	559	526	596	628	638	645	608	571	554	535	498

Net (charge-offs)/recoveries
Charge-offs	(51)	(54)	(77)	(33)	(37)	(14)	(17)	(17)	(19)	(21)	(17)	(25)
Recoveries	1	—	—	—	12	1	2	2	2	2	2	1

Total Net (charge-offs)/recoveries	(50)	(54)	(77)	(33)	(25)	(13)	(15)	(15)	(17)	(19)	(15)	(24)

Provision for credit losses (a)	59	61	147	65	35	20	(22)	(22)	—	—	(22)	23
Impact of Merger	—	—	—	—	—	—	—	—	—	—	—	—
Transfer to Discontinued Operations	21	(40)	—	—	—	—	—	—	—	—	—	—

Allowance for credit losses—end of period	559	526	596	628	638	645	608	571	554	535	498	497

Allowance for loan losses	$470	$434	$456	$503	$520	$542	$534	$498	$467	$441	$392	$394
Allowance for unfunded commitments	89	92	140	125	118	103	74	73	87	94	106	103

Allowance for credit losses—end of period (a)	559	526	596	628	638	645	608	571	554	535	498	497

Allowance for loan losses as a percentage of total loans	1.13%	1.14%	1.26%	1.37%	1.54%	1.46%	1.41%	1.32%	1.17%	1.05%	0.87%	0.90%

(a)	The allowance and provision for credit losses for the first quarter 2009 exclude discontinued operations.